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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported):
                               September 27, 2002



                              FLOWSERVE CORPORATION
             (Exact name of registrant as specified in its charter)



          New York                        1-13179                 31-0267900
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)




222 W. Las Colinas Blvd., Suite 1500                                     75039
Irving, Texas                                                         (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code: 972-443-6500



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press release of Flowserve Corporation dated September 27, 2002.

ITEM 9. REGULATION FD DISCLOSURE

         On September 27, 2002, the registrant issued the press release attached hereto as Exhibit 99.1.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       FLOWSERVE CORPORATION



                                       By:  /s/ Ronald F. Shuff
                                            ------------------------------------
                                            Ronald F. Shuff
                                            Vice President, Secretary and
                                            General Counsel




Date: September 27, 2002.



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                                  EXHIBIT INDEX


Exhibit 99.1:     Press release of Flowserve Corporation dated September 27,
                  2002



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